UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   AMENDMENT 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2001

                         GENERAL CONSUMER PRODUCTS, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida             0- 25657                 65-0877741
------------------------------    -------------         -----------------------
(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)              file number)          Identification No.)


222 LAKEVIEW PMB 433
WEST PALM BEACH                                              33401
-----------------------------------------                 ---------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (561) 832-5705


                      Diversified Product Inspections, Inc.
                                  3 Main Street
                               Oak Ridge, TN 37830
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                 Mintmire & Associates
                                 265 Sunrise Avenue, Suite 204
                                 Palm Beach, FL 33480
                                 Phone:(561) 832-5696
                                 Facsimile:(561) 659-5371

     The purpose of this amended current report on Form 8-K is to add to the previous current report on Form 8-K filed to disclose a change in the Registrant's Certifying Accountant to include certain information at the request of the Commission.

ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 29, 2001 the Company notified its accountants, Frank L. Sassetti & Co. that they were being dismissed as the Company's independent auditors. The stated reasons were that Frank L. Sassetti & Co. is located in Oak Park, Illinois. The firm is therefore forced to send representatives to Tennessee, where the Company is headquartered, at the Company's expense. The Company prefers to have local accountants to save costs. The Company's Board of Directors made the decision to change accountants.

     Audited statements prepared by Frank L. Sassetti & Co. contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with Frank L. Sassetti & Co. on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

         During the Registrant's most recent fiscal year and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with Frank L. Sassetti & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         No accountant's report on the financial statements for the past year contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     On January 29, 2001 the Company provided Frank L. Sassetti & Co. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On January 29, 2001, the Company received a letter from Frank L. Sassetti & Co. that it agreed with the statements contained herein.

Item 4(b).        Changes in Registrant's Certifying Accountant.

     On January 29, 2001, the Company engaged the firm of Coulter & Justus P.C. 900 South Gay Street, Suite 700, Knoxville, TN 37902-1819 as the Company's independent auditors. Such appointment was accepted by Sam Coulter, President of the firm. Prior to such engagement, the Company had not consulted Coulter & Justus P.C. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Frank
L. Sassetti & Co.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
---------------        -----------------------------------------------------------

3(i).1      [1]        Articles of Incorporation filed October 17, 1994

3(i).2      [1]        Articles of Amendment filed December 15, 1998.

3(i).3      [3]        Articles of Amendment changing the Company name from Shoe Krazy, Inc. to
                       Diversified Product Inspections, Inc. filed May 19, 2000.

3(i).4      [3]        Articles of Amendment changing the name of the Company's subsidiary from
                       Diversified Product Inspections, Inc. to Diversified Product Investigations, Inc. filed
                       May 19, 2000.

3(ii).1     [1]        By-laws.

4.1         [2]        Rescinded.

4.2         [4]        Rescinded.

4.3         [4]        Rescinded.

4.4         [4]        Rescinded.

4.5         [4]        Rescinded.

4.6         [5]        Rescinded.

10.1        [4]        Rescinded.

10.2        [4]        Rescinded.

10.3        [4]        Rescinded.

10.4        [4]        Rescinded.

16.1        [6]        Rescinded.

16.2        [6]        Rescinded.

99.1        [7]        Agreement to Void, Cancel and Terminate Stock Exchange Agreement.

[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed March 29, 1999.

[2] Incorporated herein by reference to the Company's Current Report on Form 8K filed March 21, 2000.

[3] Incorporated herein by reference to the Company's Quarterly Report for the quarter ended March 30, 2000 on Form 10 QSB filed May 22, 2000.

[4] Incorporated herein by reference to the Company's Quarterly Report for the quarter ended September 30, 2000 on Form 10 QSB filed November 20, 2000.

[5] Incorporated herein by reference to the Company's First Amended Quarterly Report for the quarter ended September 30, 2000 on Form 10 QSB filed November 22, 2000.

[6] Incorporated herein by reference to the Company's Current Report on Form 8K filed February 5, 2001.

[7] Incorporated herein by reference to the Company's Current Report on Form 8K filed March 5, 2001.

(b) The Company filed a report on Form 8K on March 21, 2000 in connection with the Company's acquisition of Diversified Product Inspections, Inc., a Florida corporation.

The Company filed a report on Form 8K on May 22, 2000 with the required financial statements pursuant to its first report on Form 8K filed March 21, 2000 and also changed its fiscal year to that of its subsidiary, December 31.




                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GENERAL CONSUMER PRODUCTS, INC.
                                  (Registrant)


Date: April 16, 2001     BY: /s/ Rodney D. Ford
                            ----------------------------------
                             Rodney D. Ford, President